Exhibit 10.1

H.B. FULLER COMPANY

YEAR 2000 STOCK INCENTIVE PLAN

Section 1. Purpose; Effect on Prior Plans.

(a) Purpose. The purpose of the H.B. Fuller Company Year 2000 Stock Incentive Plan (the "Plan") is to promote the interests of H.B. Fuller Company (the "Company") and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants and independent contractors capable of assuring the future success of the Company, to provide such persons with opportunities for stock ownership in the Company and to offer such persons other incentives to put forth maximum efforts for the success of the Company's business.

(b) Effect on Prior Plans. From and after the date of shareholder approval of the Plan, no awards shall be granted under the Company's 1992 Stock Incentive Plan, but all outstanding awards previously granted under the 1992 Stock Incentive Plan shall remain outstanding in accordance with the terms thereof. The Company's 1998 Directors' Stock Incentive Plan and the Directors' Deferred Compensation Plan shall remain in effect, and grants and awards will continue to be made thereunder.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d) "Board" shall mean the Board of Directors of the Company.

(e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f) "Committee" shall mean the Compensation Committee or such other committee of Directors designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

(g) "Company" shall mean H.B. Fuller Company, a Minnesota corporation, and any successor corporation.

(h) "Director" shall mean a member of the Board.

(i) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

(j) "Eligible Person" shall mean any employee, officer, consultant or independent contractor providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person, but shall not include any non-employee Director.

(k) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, the Fair Market Value of Shares as of a given date shall be (i) the last sale price of the Shares as reported on the Nasdaq National Market on such date, if the Shares are then quoted on the Nasdaq National Market, or (ii) the closing price of the Shares on such date on a national securities exchange, if the Shares are then being traded on a national securities exchange.

(l) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(m) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(n) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Reload Options.

(o) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

(p) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

(q) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

(r) "Person" shall mean any individual, corporation, partnership, association or trust.

(s) "Plan" shall mean the H.B. Fuller Company Year 2000 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(t) "Reload Option" shall mean any Option granted under Section 6(a)(iv) of the Plan.

(u) "Restricted Stock" shall mean any Shares granted under Section 6(c) of the Plan.

(v) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(w) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(x) "Shares" shall mean shares of Common Stock, par value $1.00 per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(y) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

Section 3. Administration.

(a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise provided in Section 4(c) hereof, the Committee shall not adjust or amend the exercise price of Options or Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, or any other means; (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

(b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.

(c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4. Shares Available for Awards.

(a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 1,500,000; provided, however, that a maximum of 300,000 Shares shall be available for issuance pursuant to Awards of Restricted Stock and Restricted Stock Units. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 1,500,000, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

(b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

(d) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than Shares (subject to adjustment as provided for in Section 4(c) of the Plan) in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 5. Eligibility.

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards.

(a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii) Option Term. The term of each Option shall be fixed by the Committee.

(iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv) Reload Options. The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) of the Plan or the relevant provisions of another plan of the Company, and/or when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company or may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value of one Share as of the date of grant of the new Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan.

(b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii) Stock Certificates; Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued and held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. No stock certificates evidencing such Restricted Stock shall be issued to the Participant prior to the lapse or waiver of restrictions applicable to such Restricted Stock. Stock certificates registered in the name of the Participant shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant's termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

(e) Dividend Equivalents. The Committee is hereby authorized to grant to Eligible Persons Dividend Equivalents under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

(f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan and any applicable Award Agreement, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(g) General.

(i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii) Forms of Payment under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof) and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, transfer Options (other than Incentive Stock Options) or designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant (except as otherwise provided in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option pursuant to terms determined by the Committee) or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

(vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7. Amendment and Termination; Adjustments.

(a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the shareholders of the Company shall be required for any amendment to the Plan that:

(i) requires shareholder approval under the rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company;

(ii) permits repricing of Options or Stock Appreciation Rights which is prohibited by Section 3(a)(v) of the Plan;

(iii) increases the number of shares authorized under the Plan as specified in Section 4(a); or

(iv) permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i), 6(a)(iv) and 6(b)(ii) of the Plan.

(b) Amendments to Awards. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

(c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding.

In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. General Provisions.

(a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b) Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c) No Rights of Shareholders. Except with respect to Restricted Stock, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.

(d) No Limit on Other Compensation Plans or Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(e) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f) Governing Law. The internal law, and not the law of conflicts, of the State of Minnesota shall govern all questions concerning the validity, construction and effect of the Plan and any rules and regulations relating to the Plan or any Award.

(g) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share and any rights thereto shall be canceled, terminated or otherwise eliminated.

(j) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan.

The Plan shall be effective as of October 14, 1999, subject to approval by the shareholders of the Company at the Annual Meeting of Shareholders of the Company to be held in 2000.

Section 11. Term of the Plan.

No Award shall be granted under the Plan after October 14, 2009 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond that date.

Exhibit A

[Form of Stock Option Agreement]

H.B. FULLER COMPANY

NON-QUALIFIED STOCK OPTION AGREEMENT

(Under the Year 2000 Stock Incentive Plan)

THIS AGREEMENT, dated as of                            , 200  , is entered into between H.B. Fuller Company, a Minnesota corporation (the "Company"), and ______________, an officer or other employee of the Company or an Affiliate of the Company ("Participant").

The Company, pursuant to the H.B. Fuller Company Year 2000 Stock Incentive Plan (the "Plan"), wishes to grant stock options for the purchase of Common Stock, par value $1.00 per share, of the Company ("Common Stock"), to Participant on the terms and conditions contained in this Agreement and the Plan.

Capitalized terms used herein and not otherwise defined shall have the meaning given such terms in the Plan.

Accordingly, in consideration of the premises and agreements set forth herein, the parties hereto hereby agree as follows:

1. Grant of Option.

The Company, effective as of the date of this Agreement, hereby grants to Participant, as a matter of separate agreement and not in lieu of salary or other compensation for services rendered, the right and option (the "Option") to purchase all or any part of an aggregate of ____________ shares of Common Stock (the "Shares") at the price of $______ per share on the terms and conditions set forth in this Agreement. The Option is not intended to be an incentive stock option within the meaning of the Internal Revenue Code of 1986, as amended.

2. Vesting and Term of Option.

(a) The Option may not be exercised prior to                          , 20   . Commencing on                        , 20   , the Option may be exercised by Participant prior to its termination in cumulative annual installments as follows:

Percentage of Shares as to

Date which Option is Exercisable

The Option shall in all events terminate on                           , 20    or such earlier date as prescribed herein.

(b) Notwithstanding the vesting provision contained in Section 2(a) above, but subject to the other terms and conditions set forth herein, the Option may be exercised, in whole or in part, at any time, or from time to time, following the occurrence of a Change in Control of the Company.

(c) For the purposes of this Agreement, a "Change in Control" shall be deemed to have occurred upon any of the following events:

(i) a public announcement (which, for purposes hereof, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) that any individual, corporation, partnership, association, trust or other entity becomes the beneficial owner (as defined in Rule 13(d)(3) promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the Voting Power of the Company then outstanding;

(ii) the individuals who, as of the date of this Agreement, are members of the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board (provided, however, that if the election or nomination for election by the Company's shareholders of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered to be a member of the Incumbent Board);

(iii) the approval of the shareholders of the Company of (A) any consolidation, merger or statutory share exchange of the Company with any person in which the surviving entity would not have as its directors at least 60% of the Incumbent Board and as a result of which those persons who were shareholders of the Company immediately prior to such transaction would not hold, immediately after such transaction, at least 60% of the Voting Power of the Company then outstanding or the combined voting power of the surviving entity's then outstanding voting securities; (B) any sale, lease, exchange or other transfer in one transaction or series of related transactions substantially all of the assets of the Company; or (C) the adoption of any plan or proposal for the complete or partial liquidation or dissolution of the Company; or

(iv) a determination by a majority of the members of the Incumbent Board, in their sole and absolute discretion, that there has been a Change in Control of the Company.

For purposes of this Section 2(c), "Voting Power" when used with reference to the Company shall mean the voting power of all classes and series of capital stock of the Company now or hereafter authorized.

3. Effect of Termination of Employment.

The Option shall terminate and may no longer be exercised if Participant ceases to be employed by the Company or an Affiliate of the Company, except that:

(a) If the Company or an Affiliate of the Company terminates Participant's employment for any reason other than gross and willful misconduct, disability, retirement or death, Participant may exercise the Option at any time within three months after such termination of employment to the extent that the Option was exercisable by Participant on the date of such termination, but not after the expiration of the term of the Option.

(b) If the Company or an Affiliate of the Company terminates Participant's employment by reason of gross and willful misconduct during the course of employment, including, but not limited to, wrongful appropriation of funds or the commission of a gross misdemeanor or felony, the Option shall be terminated as of the date of the misconduct.

(c) If Participant's employment is terminated by reason of disability or retirement, the restrictions on Participant's ability to exercise any percentage of the Option as set forth in Section 2(a), shall lift and the Option shall vest in full. Participant may exercise the Option at any time within three years after such termination of employment, but not after the expiration of the term of the Option. If Participant shall die following any such termination, the Option may be exercised at any time within 12 months after the date of Participant's death by the personal representatives or administrators of Participant or by any person or persons to whom the Option has been transferred by will or the applicable laws of descent and distribution, subject to the condition that the Option shall not be exercisable after the expiration of the term of the Option.

(d) If Participant shall die while in the employ of the Company or an Affiliate of the Company, the restrictions on Participant's (or his or her heirs') ability to exercise any percentage of the Option as set forth in Section 2(a), shall lift and the Option shall vest in full. The Option may be exercised at any time within 12 months after the date of Participant's death by the personal representatives or administrators of Participant or by any person or persons to whom the Option has been transferred by will or the applicable laws of descent and distribution, subject to the condition that the Option shall not be exercisable after the expiration of the term of the Option.

For purposes of this Section 3, "retirement" shall mean the voluntary or involuntary termination of Participant's employment for any reason other than gross and willful misconduct, disability or death, after the Participant has completed at least ten years of service as an employee of the Company and/or an Affiliate of the Company and has attained age 55.

4. Method of Exercising Option.

(a) Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company, to the attention of the Secretary. Such notice shall state the election to exercise the Option, the number of Shares as to which the Option is being exercised and the manner of payment and shall be signed by the person or persons so exercising the Option. The notice shall be accompanied by payment in full of the exercise price for all Shares designated in the notice. To the extent that the Option is exercised after Participant's death, the notice of exercise shall also be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

(b) Payment of the exercise price shall be made to the Company through one or a combination of the following methods:

(i) delivery of a check payable to the Company or cash, in United States currency; or

(ii) delivery of shares of Common Stock acquired by Participant more than six months prior to the date of exercise having a Fair Market Value on the date of exercise equal to the Option exercise price. Participant shall duly endorse all certificates delivered to the Company in blank and shall represent and warrant in writing that Participant is the owner of the shares so delivered, free and clear of all liens, encumbrances, security interests and restrictions.

5. Income Tax Withholding.

In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the Option, and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state income, withholding, social, payroll or other taxes, which are the sole and absolute responsibility of Participant, are withheld or collected from Participant. Participant may, at Participant's election (the "Tax Election"), satisfy applicable tax withholding obligations by (a) electing to have the Company withhold a portion of the Shares of Common Stock otherwise to be delivered upon exercise of the Option having a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company shares of Common Stock having a Fair Market Value equal to the amount of such taxes. The Tax Election must be made on or before the date that the amount of tax to be withheld is determined.

6. Adjustments.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the Shares covered by the Option such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Agreement, then the Committee shall, in such manner as it may deem equitable, in its sole discretion, adjust any or all of the number and type of the Shares covered by the Option and the exercise price of the Option.

7. Securities Matters.

No Shares shall be issued hereunder prior to such time as counsel to the Company shall have determined that the issuance of the Shares will not violate any federal or state securities or other laws, rules or regulations. The Company shall not be required to deliver any Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

8. General Provisions.

(a) Interpretations. This Agreement is subject in all respects to the terms of the Plan. Terms used herein which are defined in the Plan shall have the respective meanings given to such terms in the Plan, unless otherwise defined herein. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of the Plan shall govern. Any question of administration or interpretation arising under this Agreement shall be determined by the Committee, and such determination shall be final, conclusive and binding upon all parties in interest.

(b) No Rights as a Shareholder. Neither Participant nor Participant's legal representatives shall have any of the rights and privileges of a shareholder of the Company with respect to the Shares of Common Stock subject to the Option unless and until certificates for such Shares shall have been issued upon exercise of the Option.

(c) No Right to Employment. Nothing in this Agreement or the Plan shall be construed as giving Participant the right to be retained as an employee of the Company or any Affiliate. In addition, the Company or an Affiliate may at any time dismiss Participant from employment, free from any liability or any claim under this Agreement, unless otherwise expressly provided in this Agreement.

(d) Option Not Transferable. The Option shall not be transferable other than by will or by the laws of descent and distribution. During Participant's lifetime the Option shall be exercisable only by Participant or, if permissible under applicable law, by Participant's guardian or legal representative. The Option may not be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance of the Option shall be void and unenforceable against the Company.

(e) Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

(f) Headings. Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision hereof.

(g) Governing Law. The internal law, and not the law of conflicts, of the State of Minnesota will govern all questions concerning the validity, construction and effect of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first set forth above.

H.B. FULLER COMPANY

By ________________________________

[employee]

Exhibit B

[Form of Restricted Stock Award Agreement]

H.B. FULLER COMPANY

RESTRICTED STOCK AWARD AGREEMENT

(Under the Year 2000 Stock Incentive Plan)

THIS AGREEMENT, dated as of                         , 20   , is entered into between H.B. Fuller Company, a Minnesota corporation (the "Company"), and _____________, an employee of the Company or an affiliate of the Company ("Participant").

WHEREAS, the Company, pursuant to the H.B. Fuller Company Year 2000 Stock Incentive Plan (the "Plan"), wishes to award to Participant shares of common stock, par value $1.00 per share, of the Company ("Common Stock"), subject to certain restrictions and on the terms and conditions contained in this Agreement and the Plan;

NOW, THEREFORE, in consideration of the premises and agreements set forth herein, the parties hereto hereby agree as follows:

1. Award of Restricted Stock.

The Company, effective as of the date of this Agreement, hereby grants to Participant a restricted stock award of ______ shares of Common Stock (the "Shares"), subject to the terms and conditions set forth in this Agreement.

2. Rights of Participant with Respect to the Shares.

(a) Shareholder Rights. With respect to the Shares, Participant shall be entitled at all times on and after the date of issuance of the Shares to exercise all rights of a shareholder of Common Stock of the Company, including the right to vote the Shares and the right to receive dividends thereon as provided in Section 2(b) hereof, unless and until the Shares are forfeited pursuant to Section 3 hereof. The rights of Participant with respect to the Shares shall remain forfeitable at all times prior to the date on which such rights become vested, and the restrictions with respect to the Shares lapse, in accordance with Section 3 hereof.

(b) Reinvestment of Dividends. As a condition to receiving the Shares under the Plan, Participant hereby elects to defer the receipt of dividends paid on the Shares. Participant agrees that all cash dividends otherwise payable on and with respect to the Shares shall be reinvested in additional shares of restricted Common Stock at the Fair Market Value of such shares ("Additional Shares"). A report showing the number of Additional Shares so purchased with reinvested dividends shall be sent to Participant within 30 days following the applicable dividend payment date. The Additional Shares so purchased shall be subject to the same terms and conditions as the Shares granted pursuant to this Agreement and the Additional Shares shall be forfeited in the event that the Shares with respect to which the reinvested dividends were paid are forfeited.

(c) Issuance of Shares. The Company shall cause to be issued, in either certificated or uncertificated form, the Shares and any Additional Shares. The Shares and any Additional Shares shall be issued and held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. No certificates or other evidence of the Shares or Additional Shares shall be issued to Participant prior to the date on which the Shares vest, and the restrictions with respect to the Shares lapse, in accordance with Section 3 hereof. Neither this Section 2(c) nor any action taken pursuant to or in accordance with this Section 2(c) shall be construed to create a trust of any kind. After any Shares vest pursuant to Section 3 hereof, the Company shall promptly cause to be issued either evidence of uncertificated Shares or a certificate or certificates, registered in Participant's name or in the name of Participant's legal representatives, beneficiaries or heirs, as the case may be, evidencing such vested whole Shares and any Additional Shares and shall cause such certificated or uncertificated Shares and any Additional Shares to be delivered to Participant or Participant's legal representatives, beneficiaries or heirs, as the case may be. The value of any fractional Share shall be paid in cash at the time certificated or uncertificated Shares and any Additional Shares are delivered to Participant.

3. Vesting; Forfeiture.

(a) Vesting. Subject to the terms and conditions of this Agreement, the Shares shall vest in full and the restrictions with respect to the Shares shall lapse if Participant remains continuously employed by the Company or an Affiliate of the Company until                           , 20   .

(b) Early Vesting. Notwithstanding the vesting provision contained in Section 3(a) above, but subject to the other terms and conditions set forth herein, upon the occurrence of a "Change in Control" (as defined below) or in the event of Participant's death, permanent disability, or normal retirement at age 65 or older, Participant or Participant's legal representatives, beneficiaries or heirs, as the case may be, shall become immediately vested in all of the Shares, and the restrictions with respect to the Shares shall lapse, as of the date of such Change in Control, death, permanent disability, or retirement.

(c) For the purposes of this Agreement, a "Change in Control" shall be deemed to have occurred upon any of the following events:

(1) a public announcement (which, for purposes hereof, shall include, without limitation, a report filed pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) that any individual, corporation, partnership, association, trust or other entity becomes the beneficial owner (as defined in Rule 13(d)(3) promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the voting power of the Company then outstanding;

(2) the individuals who, as of the date of this Agreement, are members of the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board (provided, however, that if the election or nomination for election by the Company's shareholders of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered to be a member of the Incumbent Board);

(3) the approval of the shareholders of the Company of (i) any consolidation, merger or statutory share exchange of the Company with any person in which the surviving entity would not have as its directors at least 60% of the Incumbent Board and as a result of which those persons who were shareholders of the Company immediately prior to such transaction would not hold, immediately after such transaction, at least 60% of the voting power of the Company then outstanding or the combined voting power of the surviving entity's then outstanding voting securities; (ii) any sale, lease, exchange or other transfer in one transaction or series of related transactions substantially all of the assets of the Company; or (iii) the adoption of any plan or proposal for the complete or partial liquidation or dissolution of the Company; or

(4) a determination by a majority of the members of the Incumbent Board, in their sole and absolute discretion, that there has been a Change in Control of the Company.

(d) Forfeiture. If Participant ceases to be employed by the Company or an Affiliate of the Company for any reason other than those specified in Section 3(b) hereof prior to the vesting of the Shares pursuant to Section 3(a) hereof, Participant's rights to all of the Shares shall be immediately and irrevocably forfeited, including the right to vote the Shares and the right to receive dividends and any Additional Shares.

4. Restrictions on Transfer.

Until the Shares vest pursuant to Section 3 hereof, neither the Shares, nor any right with respect to the Shares under this Agreement, may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Participant and any purported sale, assignment, transfer, pledge, hypothecation or other disposition shall be void and unenforceable against the Company. Notwithstanding the foregoing, Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of Participant and receive any property distributable with respect to the Shares upon the death of Participant. Each right under this Agreement shall be exercisable during Participant's lifetime only by Participant or, if permissible under applicable law, by Participant's legal representative.

5. Income Tax Matters.

In order to comply with all applicable income, social, payroll or other tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable income, social, payroll or other taxes, which are the sole and absolute responsibility of Participant, are withheld or collected from such Participant. Upon vesting of the Shares and the lapse of the restrictions with respect to the Shares under the terms of this Award Agreement, Participant shall be obligated to pay any applicable withholding taxes arising from such vesting and lapse of restrictions, assuming Participant has not made an election pursuant to Section 83(b) of the Code. Unless the Company receives an irrevocable written instruction, addressed to the attention of the Secretary of the Company, from Participant prior to the date that the Shares vest and the restrictions lapse, the Company shall automatically withhold as payment the number of shares of Common Stock, determined by the Fair Market Value at the date of such vesting and lapse of restrictions, required to pay the applicable withholding taxes. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value (as of the date the shares vest and the restrictions lapse) of such fractional share.

6. Securities Matters.

No Shares shall be issued hereunder prior to such time as counsel to the Company shall have determined that the issuance of the Shares will not violate any federal or state securities or other laws, rules or regulations. The Company shall not be required to deliver any Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

7. Adjustments.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Agreement, then the Committee shall, in such manner as it may deem equitable, in its sole discretion, adjust any or all of the number and type of the Shares.

8. General Provisions.

(a) Interpretations. This Agreement is subject in all respects to the terms of the Plan. Terms used herein which are defined in the Plan shall have the respective meanings ascribed to such terms in the Plan, unless otherwise defined herein. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of the Plan shall govern. Any question of administration or interpretation arising under this Agreement shall be determined by the Committee, and such determination shall be final and conclusive upon all parties in interest.

(b) No Right to Employment. The grant of the Shares shall not be construed as giving Participant the right to be retained as an employee of the Company or any Affiliate. In addition, the Company or an Affiliate may at any time dismiss Participant from employment, free from any liability or any claim under this Agreement, unless otherwise expressly provided in this Agreement.

(c) Headings. Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision thereof.

(d) Governing Law. The internal law, and not the law of conflicts, of the State of Minnesota will govern all questions concerning the validity, construction and effect of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

H.B. FULLER COMPANY

By:

Exhibit C

[Form of Restricted Stock Unit Award Agreement]

H.B. FULLER COMPANY

RESTRICTED STOCK UNIT AWARD AGREEMENT
(Under the Year 2000 Stock Incentive Plan)

THIS AGREEMENT, dated as of                             , 20   , is entered into between H.B. Fuller Company, a Minnesota corporation (the "Company"), and _____________, an employee of the Company or an affiliate of the Company ("Participant").

WHEREAS, the Company, pursuant to the H.B. Fuller Company Year 2000 Stock Incentive Plan (the "Plan"), wishes to award to Participant Restricted Stock Units, representing the right to receive shares of common stock, par value $1.00 per share, of the Company ("Common Stock"), subject to certain restrictions and on the terms and conditions contained in this Agreement and the Plan;

NOW, THEREFORE, in consideration of the premises and agreements set forth herein, the parties hereto hereby agree as follows:

  Award of Restricted Stock Units

.

The Company, effective as of the date of this Agreement, hereby grants to Participant an award of ______ Restricted Stock Units, each Restricted Stock Unit representing the right to receive one share of Common Stock on such date as set forth herein, plus an additional amount pursuant to Section 2(b) hereof, subject to the terms and conditions set forth in this Agreement.

2. Rights of Participant with Respect to the Restricted Stock Units

.

(a) No Shareholder Rights. The Restricted Stock Units granted pursuant to this Agreement do not and shall not entitle Participant to any rights of a shareholder of Common Stock. The rights of Participant with respect to the Restricted Stock Units shall remain forfeitable at all times prior to the date on which such rights become vested, and the restrictions with respect to the Restricted Stock Units lapse, in accordance with Section 3 hereof.

(b) Dividend Equivalents. As long as Participant holds Restricted Stock Units granted pursuant to this Agreement, the Company shall credit to Participant, on each date that the Company pays a cash dividend to holders of Common Stock generally, an additional number of Restricted Stock Units ("Additional Restricted Stock Units") equal to the total number of whole Restricted Stock Units and Additional Restricted Stock Units previously credited to Participant under this Agreement multiplied by the dollar amount of the cash dividend paid per share of Common Stock by the Company on such date, divided by the Fair Market Value of a share of Common Stock on such date. Any fractional Restricted Stock Unit resulting from such calculation shall be included in the Additional Restricted Stock Units. A report showing the number of Additional Restricted Stock Units so credited shall be sent to Participant periodically, as determined by the Company. The Additional Restricted Stock Units so credited shall be subject to the same terms and conditions as the Restricted Stock Units granted pursuant to this Agreement and the Additional Restricted Stock Units shall be forfeited in the event that the Restricted Stock Units with respect to which the dividend equivalents were paid are forfeited.

(c) Issuance of Shares; Conversion of Restricted Stock Units. No shares of Common Stock shall be issued to Participant prior to the date on which the Restricted Stock Units vest, and the restrictions with respect to the Restricted Stock Units lapse, in accordance with Section 3 hereof. Neither this Section 2(c) nor any action taken pursuant to or in accordance with this Section 2(c) shall be construed to create a trust of any kind. After any Restricted Stock Units vest pursuant to Section 3 hereof, the Company shall promptly cause to be issued, in either certificated or uncertificated form, shares of Common Stock registered in Participant's name or in the name of Participant's legal representatives, beneficiaries or heirs, as the case may be, in payment of such vested whole Restricted Stock Units and any Additional Restricted Stock Units and shall cause such certificated or uncertificated shares to be delivered to Participant or Participant's legal representatives, beneficiaries or heirs, as the case may be. The value of any fractional Restricted Stock Unit shall be paid in cash at the time certificated or uncertificated shares are delivered to Participant in payment of the Restricted Stock Units and any Additional Restricted Stock Units.

3. Vesting; Forfeiture

.

(a) Vesting. Subject to the terms and conditions of this Agreement, the Restricted Stock Units shall vest in full and the restrictions with respect to the Restricted Stock Units shall lapse if Participant remains continuously employed by the Company or an Affiliate of the Company until                         , 20   .

(b) Early Vesting. Notwithstanding the vesting provision contained in Section 3(a) above, but subject to the other terms and conditions set forth herein, upon the occurrence of a "Change in Control" (as defined below) or in the event of Participant's death, permanent disability, or normal retirement at age 65 or older, Participant or Participant's legal representatives, beneficiaries or heirs, as the case may be, shall become immediately vested in all of the Restricted Stock Units, and the restrictions with respect to the Restricted Stock Units shall lapse, as of the date of such Change in Control, death, permanent disability, or retirement.

(c) For the purposes of this Agreement, a "Change in Control" shall be deemed to have occurred upon any of the following events:

(1) a public announcement (which, for purposes hereof, shall include, without limitation, a report filed pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) that any individual, corporation, partnership, association, trust or other entity becomes the beneficial owner (as defined in Rule 13(d)(3) promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the voting power of the Company then outstanding;

(2) the individuals who, as of the date of this Agreement, are members of the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board (provided, however, that if the election or nomination for election by the Company's shareholders of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered to be a member of the Incumbent Board);

(3) the approval of the shareholders of the Company of (i) any consolidation, merger or statutory share exchange of the Company with any person in which the surviving entity would not have as its directors at least 60% of the Incumbent Board and as a result of which those persons who were shareholders of the Company immediately prior to such transaction would not hold, immediately after such transaction, at least 60% of the voting power of the Company then outstanding or the combined voting power of the surviving entity's then outstanding voting securities; (ii) any sale, lease, exchange or other transfer in one transaction or series of related transactions substantially all of the assets of the Company; or (iii) the adoption of any plan or proposal for the complete or partial liquidation or dissolution of the Company; or

(4) a determination by a majority of the members of the Incumbent Board, in their sole and absolute discretion, that there has been a Change in Control of the Company.

(d) Forfeiture. If Participant ceases to be employed by the Company or an Affiliate of the Company for any reason other than those specified in Section 3(b) hereof prior to the vesting of the Restricted Stock Units pursuant to Section 3(a) hereof, Participant's rights to all of the Restricted Stock Units shall be immediately and irrevocably forfeited, including the right to receive any Additional Restricted Stock Units.

4. Restrictions on Transfer

.

The Restricted Stock Units shall not be transferable other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of Participant and receive any property distributable with respect to the Restricted Stock Units upon the death of Participant. Each right under this Agreement shall be exercisable during Participant's lifetime only by Participant or, if permissible under applicable law, by Participant's legal representative. The Restricted Stock Units and any rights under this Agreement may not be sold, assigned, transferred, pledged, alienated, attached or otherwise encumbered and any purported sale, assignment, transfer, pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company or any Affiliate.

5. Income Tax Matters.

In order to comply with all applicable federal, foreign, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, foreign, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of Participant, are withheld or collected from Participant. Upon vesting of the Restricted Stock Units and the lapse of the restrictions with respect to the Restricted Stock Units under the terms of this Award Agreement, Participant shall be obligated to pay any applicable withholding taxes arising from such vesting and lapse of restrictions. Unless the Company receives an irrevocable written instruction, addressed to the attention of the Secretary of the Company, from Participant prior to the date that the Restricted Stock Units vest and the restrictions lapse, the Company shall automatically withhold as payment the number of shares of Common Stock, determined by the Fair Market Value at the date of such vesting and lapse of restrictions, required to pay the applicable withholding taxes. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value (as of the date the Restricted Stock Units vest and the restrictions lapse) of such fractional share.

6. Securities Matters

.

No shares of Common Stock shall be issued pursuant to this Agreement prior to such time as counsel to the Company shall have determined that the issuance of such shares will not violate any securities or other laws, rules or regulations. The Company shall not be required to deliver any shares of Common Stock until the requirements of any applicable securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

7. Adjustments

.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Agreement, then the Committee shall, in such manner as it may deem equitable, in its sole discretion, adjust any or all of the number and type of shares subject to the Restricted Stock Units.

8. General Provisions

.

(a) Interpretations. This Agreement is subject in all respects to the terms of the Plan. Terms used herein which are defined in the Plan shall have the respective meanings ascribed to such terms in the Plan, unless otherwise defined herein. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of the Plan shall govern. Any question of administration or interpretation arising under this Agreement shall be determined by the Committee, and such determination shall be final and conclusive upon all parties in interest.

(b) No Right to Employment. The grant of the Restricted Stock Units shall not be construed as giving Participant the right to be retained as an employee of the Company or any Affiliate. In addition, the Company or an Affiliate may at any time dismiss Participant from employment, free from any liability or any claim under this Agreement, unless otherwise expressly provided in this Agreement.

(c) Headings. Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision hereof.

(d) Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction under any law deemed to be applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law, or if it cannot be so construed or amended without, in the determination of the Committee, materially altering the purpose or intent of this Agreement, such provision shall be stricken as to such jurisdiction or this Agreement, and the remainder of this Agreement shall remain in full force and effect.

(e) Governing Law. The internal law, and not the law of conflicts, of the State of Minnesota will govern all questions concerning the validity, construction and effect of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.
H.B. FULLER COMPANY

By: _____________________________

Participant